OTHER RECEIVABLES AND PREPAID EXPENSES (Tables)	6 Months Ended
Jun. 30, 2024
Disclosure Of Other Accounts Receivables Abstract
Schedule of other receivables and prepaid expenses
	June 30, 2024	December 31, 2023

Government authorities	$236	$226
Grant receivables	-	88
Prepaid expenses	851	909
Suppliers advances (*)	2,294	1,617
Other	315	133

	$3,696	$2,973

(*) As of June 30, 2024, and December 31, 2023, the balance reflects the estimated realization of the suppliers advances of $2,294 and $1,524, respectively, pertaining to the expected value of services from castor seed growing service providers for Casterra Ag Ltd. The estimation of potentially non-recoverable advances takes into account factors such as the supplier’s geographic location, the age of the advance balance, the supplier’s financial condition, and the Company’s past experience with suppliers in similar areas.